UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 23, 2005.

                              PHARMAFRONTIERS CORP
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             (Exact name of registrant as specified in its charter)

         Texas                        000-25513                  76-0333165
-----------------------             -------------           --------------------
(State of organization)              (Commission                (IRS Employer
                                     File Number)            Identification No.)

         2635 N. Crescent Ridge Drive
             The Woodlands, Texas                                  77381
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   (Address of principal executive offices)                      (Zip Code)

Registrant's Telephone Number, including area code: (281) 272-9331

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01.       Other Events.


         The Special Committee of the Board of Directors with its independent counsel completed its review of statements made by two former directors of the Company in connection with their resignations in October, 2005. Promptly after receipt of the statements, the Board had appointed the Special Committee to review the statements and provide a report to the Board. The Special Committee immediately retained as independent counsel, the firm of Baker & McKenzie, to assist with the review. The Special Committee completed its review and has delivered its report and conclusions to the Board. Based on the information reviewed, the Special Committee and its counsel have not found evidence relative to the statements that would provide the basis for a claim of a breach of fiduciary duty, violations of applicable law, or violation of the company's code of ethics governing the Code of executive conduct.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PHARMAFRONTIERS CORP



                                    By: /s/ David B. McWilliams
                                    ---------------------------
                                    David B. McWilliams, Chief Executive Officer


DATE:  November 29, 2005